                                                                   EXHIBIT 10.15

                              CO-BRANDING AGREEMENT

This Agreement is made this 21st day of January 2003 by and between Lucent
Technologies Inc., a Delaware corporation having a principal place of business at 600 Mountain Avenue, Murray Hill, New Jersey 07974 ("Lucent") and mPhase
Technologies Inc., a New Jersey corporation located at 587 Connecticut Avenue,
Norwalk, Connecticut 068545 ("mPhase") (each individually, "a Party" and, collectively, "the Parties"}.

WHEREAS, mPhase wishes to use the Lucent Technologies name and Logo and the slogan TECHNOLOGY BY LUCENT TECHNOLOGIES on printed circuit boards, product packaging and in printed marketing materials ("Approved Uses") in connection with its multi-access product (the "Goods") and Lucent wishes to permit mPhase to do so.

NOW THEREFORE, the Parties, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, agree as follows:

1.       mPhase may apply only the exact logo shown on Schedule A of this
         Agreement (the "Lucent Co-Branding Logo"} in Approved Uses for mPhase's
         Goods.

2.       mPhase agrees to abide by the guidelines appearing on Schedule B of this Agreement specifying the dimensions, requirements and specifications, and the review process related to use of the Lucent
         Co-Branding Logo. mPhase understands that these guidelines may be updated from time to time and agrees to abide by those updates as well as the guidelines provided herein.

3.       In the event that mPhase's use of the Lucent Co-Branding Logo, in the sole judgment of Lucent, may adversely affect Lucent's rights to the mark shown on Schedule A or the marks and names LUCENT, LUCENT
         TECHNOLOGIES or LUCENT INNOVATION RING DESIGN, Lucent may upon written notification to mPhase, terminate this Agreement.

4.       mPhase agrees that it acquires no rights to the Lucent Co-Branding Logo nor to the marks LUCENT, LUCENT TECHNOLOGIES or LUCENT INNOVATION RING
         DESIGN, by its use and that any use of the Lucent Co-Branding Logo by
         mPhase inures to the benefit of Lucent.

5.       mPhase agrees not to adopt any designation which is confusingly similar to the Lucent Co-Branding Logo or Lucent's marks LUCENT, LUCENT
         TECHNOLOGIES or LUCENT INNOVATION RING DESIGN. Any attempt to do so shall be a breach of this Agreement and Lucent may terminate this
         Agreement without notice in the event of such a breach.

6.       This Agreement shall terminate in the event of a significant change in the management or ownership of mPhase or in the event mPhase is the subject of any bankruptcy proceedings.

7.       Lucent is generally aware of the current quality of mPhase's Goods.
         mPhase agrees to maintain the quality of its Goods associated with the
         Lucent Co-Branding Logo to a level of quality comparable to the current quality of their Goods.

8.       If Lucent determines that mPhase's Goods are no longer maintained at the current level of quality, Lucent shall so notify mPhase, in writing, and Lucent shall have the right to terminate this Agreement.

9.       mPhase agrees to allow Lucent to inspect the Approved Uses bearing the
         Lucent Co-Branding Logo, to ensure that those uses reviewed and approved pursuant to the procedure set forth in Schedule B continue to be in compliance with the terms of this Agreement.

10.      In the event that mPhase becomes aware of any unauthorized use of the
         Lucent Co-Branding Logo or other Lucent marks by third parties, mPhase agrees to promptly notify Lucent and to cooperate fully, at Lucent's expense, in any enforcement of Lucent's rights against such third parties. Nothing contained in this paragraph shall be construed to require Lucent to enforce any rights against third parties or to restrict Lucent's rights to license or consent to such third parties'
         use of the Lucent Co-Branding Logo or any other Lucent marks.

11.      The Term of this Agreement will commence on the date above, and shall continue for a term of one (1) year. mPhase shall have the right to annually renew this agreement for a period of one year upon each annual expiration with the written consent of Lucent, which written consent shall not be unreasonably withheld. Either party wishing to terminate the Agreement must give written notice to the other party at least thirty (30) days prior to the desired date of termination.

12.      Upon termination of this Agreement, mPhase shall immediately cease use of the Lucent Co-Branding Logo, provided, however, that mPhase shall have no obligation to remove such Co-Branding Logo from any Goods sold prior to the date of such termination.

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13.      Neither Party shall be liable to the other for special, incidental, or consequential damages, even if such Party has been advised of the possibility of such damages.

14.      This Agreement shall not be assigned by mPhase without the prior written consent of Lucent.

15.      The validity, construction and performance of this Agreement shall be governed by the laws of the State of New York.

16.      This Agreement, including the Schedules and Addenda hereto, constitutes the entire Agreement between the Parties concerning the subject matter hereof and supersedes all proposals, oral or written, all negotiations, conversations, and/or discussions between the Parties relating to this
         Agreement and all past courses of dealing or industry customs.

IN WITNESS WHEREOF, the Parties by their duly authorized representatives, have executed this Agreement on the respective dates indicated below.

Lucent Technologies Inc.                  mPhase, Inc.

By:  /s/ D. Laurence Padilla              By:  /s/ Ron Durando
     -----------------------                   ----------------------
     D. Laurence Padilla                       Ron Durando
     President -                               Chief Executive Officer
     Intellectual Property Business

Date:  1/28/03                            Date:  01/21/03
     -----------------------                   ----------------------

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                                   Schedule A
                                   ----------

                               ------------------

                               Technology
                               By

                                    [graphic]
                              Lucent Technologies

                               ------------------

                                      -4-

                                   Schedule B
                                   ----------

                             Co-Branding Guidelines

Control Specifications

o  Consistent with our guidelines, 'Bell Labs Innovations' from the Lucent Logo can never appear on co-branded offers.

o  The 2-logos of each company can never be combined to form a compositE logo or suggest the "two company's" are part of one company.

o  Our Logo must always maintain a staging of 1/2 the diameter of the Innovation
   Ring of clearspace.

o  The Lucent Logo may be reproduced in black or with the Innovation Ring in
   Lucent Red with black type.

o  The Lucent co-branding Art shown in Schedule A above may not be altered in any way from the form in which it is provided to mPhase by Lucent
   Technologies.

o  Since our mark is prominent, it is important that a form of each new or initial use of the Lucent Co-Branding Logo be reviewed individually prior to implementation. Although mPhase may receive Co-branding approval for one application, it has not been granted 'blanket use' of the Co-Branding Logo or the Lucent Marks on all other applications.

o  Samples of each new or initial use of the Lucent Co-Branding Logo should be sent to Corporate Identity, Lucent Technologies, Attn: Bob Cort, Room 3A 405,
   600 Mountain Avenue, Murray Hill, NJ 07974-0636; and to Lucent Technologies
   Inc., Attn: Trademarks & Copyrights, Room 2F 181, 600 Mountain Avenue,
   Murray Hill, NJ 07974-0636 for approval prior to any use of the materials.

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